Exhibit 10.7

EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE"SECURITIESACT"),  NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, OFFERED FOR SALE ASSIGNED OR TRANSFERRED UNLESS (A) A REGISTRATION STATEMENT WITH RESPECT THERE TO IS EFFECTIVE UNDER THE SECURITIES ACT,  AND ANY APPLICABLE STATE SECURITIES LAW REQUIREMENTS HAVE BEEN METOR (B) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS ARE AVAILABLE.

QUANTUMGROUP, INC.

SECURED PROMISSORY NOTE

April 27, 2006

FOR VALUE RECEIVED, Quantum Group, Inc., a Nevada corporation, (“Borrower”) promise to pay to the order of High Capital Funding, LLC. (“Lender”) the principal amount of Five Hundred Thousand Dollars ($500,000), together with interest on the unpaid principal amount at the rate of 8 percents per annum based on a 360-dat year, all upon the terms ser forth below. This Secured Promissory Note (the
“Note”) is issued pursuant to that certain Financing Agreement For Sale of Bridge Securities, dated March 13, 2006 by and between Lender and Borrower (the “Financing Agreement”). This Note is subject to the terms and conditions of the Financing Agreement. To the extent that any of the terms specifically set forth in the Financing Agreement is inconsistent with the provisions of this Note specifically relating to such matters, the Financing Agreement shall govern with respect to such inconsistencies. Capitalized terms used herein and not otherwise defined have the meaning ascribed to them in the Financing Agreement.

1.

Maturity. The principal amount and accrued and unpaid interest on this Note with be due and payable on the earlier of the 80th day following the receipt by the Escrow Agent of the $500,000 funding of the Financing Agreement (or if the 80th day is a bank holiday, the first business day following such 80th day), or the second business day following the closing of an aggregate of $1,000,000 of gross proceeds of the Private Placement (“Maturity Date”). If the principal and accrued interest is not paid on or before the Maturity Date, the unpaid principal shall bear interest at eighteen (18%) per annum retroactive to the Closing Date.

2.

Prepayment. Borrower may prepay any or all amounts due under this Bridge Note at any time without penalty.

3.

Method of Payment. Any payment of principal or interest hereunder shall be paid by certified or bank cashier’s check unless Holder has provided Borrower with appropriate wire instructions, in which event, the payment shall be made by wire transfer of “same day” funds. For the purpose of any interest calculation, payment shall be deemed made when the check is sent by overnight delivery or when the wire is sent. Any partial payment shall be applied first to accrued and unpaid interest and thereafter to a reduction of principal.

4.

Security. Repayment of the Note shall be secured by a lien on all tangible and intangible assets of the Borrower as described in that certain Security Agreement executed contemporaneously herewith.

5.

Default. In the even of any orrurance of any event of default specified below, the principal of, and all accrued and unpaid interest on, the Note shall become immediately due and payable without notice, except as specified below:

(a)

Borrower fails to make any payment hereunder when due, which failure has not been cured within 10 days following such due date.

(b)

Any defined event of default occurs under any contract or instrument pursuant to which Borrower has incurred any liability for borrowed money in excess of $50,000, which event of default has not been waived within five business days following such offurrence, and which event of default is reasonably likely to materially affect the Company’s business.

(c)

Borrower files a petition to take advantage of any insolvency act; makes an assignment for the benefit of its creditors; commences a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself of a whole or any substantial part of its property; files a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state.

(d)

A court of competent jurisdiction enters an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator or Borrower or of the whole or any substantial part of its properties, or approves a petition filed against Borrower seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or stature of the United Stated of America or any state; or if, under the provisions of any other law for the relief or aid of debtors, a count of competent jurisdiction assumes custody or control of Borrower or of the whole or any substantial part of its properties; or there is commenced against Borrower any proceeding for any of the foregoing relief and such proceedings of petition remains undismissed for a period of 30 days; or if Borrower by any act indicate its consent to or approval of any such proceeding or petition.

(e)

If (i) any judgment remaining unpaid, unstayed or undismissed for a period of 60 days is rendered against Borrower which by itself or together with all other such judgments rendered against Borrower remaining unpaid, unstayed or undismissed for a period of 60 days, is in excess of $50,000, or (ii) there is any attachment or execution against Borrower’s properties remaining unstayed or undismissed for a period of 60 days which by itself or together with all other attachments and execution against Borrower’s properties remaining unstayed or undismissed for a period of 60 days is for an amount in excess of $50,000.

6.

Successors and Assigns.

The Note is transferable and assignable by Lender or any subsequent permitted assignee subject to the requirements that any such assignment or transfer be, in the opinion of Borrower’s counsel, in compliance with applicable federal and state securities laws. All covenants, agreements and undertakings in the Note by or on behalf of any of the parites shall bind and inure to the nenefit of the respective successors and assignes of the parites whether so expressed or not.

7.

Notices. Any and all notices, requests, consents and demands required or permieed to be given hereunder shall be in writing and shall be deemed given and received (i) upon personal delivery, (ii) upon the first business day following the receipt of confirmation of facsimile transmission to the telefax number as indicated below, or (iii) upon the third business  day after deposit in the United States mail, by certified or registered mail, postage prepaid and addressed as follows:

To Lender:

High Capital Funding, LLC.

333 Sandy Sprins Circle, Suite 230

Atlanta, GA 30328

Tel: 404 257 9150

Fax:404 257 9125

Email:

XXXXXXX@highcapus.com

To Borrower:

The Quantum Group, Inc.

3460 Fairlane Farms Road, Suite 4

Wellington, FL 33414

Tel: 561798-9800

Fax: 561296-3456

Email: XXXXXXX@qtum.com

Either party may change by notice the address to which notices to that party are to be addressed.

8.

Waiver/Amendment. Borrower hereby waives presentment for payment, demand, protest and notice of protest for nonpayment of the Note and consents to any extension or postponement of the time of payment or any other indulgence. The Note may only be amended or modified by written agreement signed by Borrower and Holder.

9.

Expenses. In the even that Holder brings legal action against Borrower, or Borrower brings legal actions against Holder, to enforce or otherwise determine the meaning or enforceability of the Note or any provision hereof, each party shall bear its own expenses, including attornet fees, directly attributable to such action. However, in any action for breach of the Note, including nonpayment, the prevailing party in any such dispute shall be intitles to recover all reasonalbe costs and attorney fees incurred in connection with shch action. In addition, Borrower shall be entitled to recover from Lender all reasonable costs of collection, including without limitation, legal fees and expenses incurred in any bankruptcy and/or state insolvency proceeding.

10.

Choice of Law. The Note shall be construed and enforced in accordance with, and  the rights of the parties shall be governed by, the laws of the State of Nevada.The parties agree that the exclusive venue for any suit, action, proceeding or litigation arising out of or in relation to this Note will be in any federal or state court in LasVegas, NV having subject matter jurisdiction, and the parties here by submit to the jurisdiction of that Court.

WITH RESPECT TO ANY CLAIM OR ACTION ARISING UNDER THIS NOTE, BORROWER AND LENDER HEREBY (A) IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEVADA AND THE UNITED STATES DISTRICT COURT LOCATED IN THE CITY OF LAS VEGAS, STATE OF NEVADA, AND (B) IRREVOCABLY WAIVE ANY OBJECTION WHICH EITHER OF THEM MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVE ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVE THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY.

SIGNATURE ON FOLLOWING PAGE

IN WITNESSW HERE OF, the Note has been executed and delivered on the date specified on the first page here of by the duly authorized representative of Borrower.

THE QUANTUM GROUP, INC.

By:

/s/ Donald B. Cohen

Donald B. Cohen

VicePresident, CFO

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